UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 10, 2004

REMEC, INC.

(Exact name of registrant as specified in its charter)

California	1-16541	95-3814301
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3790 Via de la Valle, Suite 311, Del Mar, CA 92014

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 505-3713

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release, dated February 10, 2004

Item 12. Results of Operations and Financial Condition.

On February 10, 2004, REMEC, Inc. issued a press release announcing that the Company’s preliminary fourth quarter results are below expectations and the retirement of the Company’s CEO.

The information in this Current Report and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: February 10, 2004	REMEC, INC.

	By:	/s/ DONALD J. WILKINS
Donald J. Wilkins Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 10, 2004